UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2009

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 22, 2009, Flagstone Réassurance Suisse SA (“Flagstone Suisse”), a wholly-owned subsidiary of Flagstone Reinsurance Holdings Limited (the “Company”), entered into a secured $450 million standby letter of credit facility with Citibank Europe Plc (the “Facility”).  The Facility comprises a $300 million facility for letters of credit with a maximum tenor of 15 months and a $150 million facility for letters of credit issued in respect of Funds at Lloyds with a maximum tenor of 60 months, in each case subject to automatic extension for successive periods, but in no event longer than one year.  The Facility will be used to support the reinsurance obligations of the Company and its subsidiaries.

The foregoing description of the Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Insurance Letters of Credit Master Agreement, the Pledge Agreement, the Security Agreement and the Account Control Agreement. Copies of the Insurance Letters of Credit Master Agreement, the Pledge Agreement, the Security Agreement and the Account Control Agreement are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8−K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Facility is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Insurance Letters of Credit - Master Agreement dated January 22, 2009 between Flagstone Réassurance Suisse SA and Citibank Europe Plc (including the Indicative Summary of Terms)
99.2	Pledge Agreement dated as of January 22, 2009 between Flagstone Réassurance Suisse SA, as pledgor, and Citibank Europe Plc, as pledgee
99.3	Security Agreement dated as of January 22, 2009 among Citibank Europe Plc, Flagstone Réassurance Suisse SA and Citibank N.A. (as Custodian)
99.4	Account Control Agreement dated as of December 17, 2008 among Citibank Europe Plc, Flagstone Réassurance Suisse SA and JP Morgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Date: January 28, 2009	By:	/s/ David A. Brown
Name: David A. Brown
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Insurance Letters of Credit - Master Agreement dated January 22, 2009 between Flagstone Réassurance Suisse SA and Citibank Europe Plc (including the Indicative Summary of Terms)
99.2	Pledge Agreement dated as of January 22, 2009 between Flagstone Réassurance Suisse SA, as pledgor, and Citibank Europe Plc, as pledgee
99.3	Security Agreement dated as of January 22, 2009 among Citibank Europe Plc, Flagstone Réassurance Suisse SA and Citibank N.A. (as Custodian)
99.4	Account Control Agreement dated as of December 17, 2008 among Citibank Europe Plc, Flagstone Réassurance Suisse SA and JP Morgan Chase Bank, N.A.